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                                                                    EXHIBIT 10.2


                         Effective as of August 24, 2000


Encore Operating, L.P.
c/o Encore Acquisition Partners, Inc.
777 Main Street, Suite 1400
Fort Worth, Texas 76102
Attn:    Sam Smith

     Re: Credit Agreement dated as of May 7, 1999, by and among Encore Operating, L.P. ("Borrower"), Encore Acquisition Partners, Inc., as Parent Guarantor, NationsBank, N.A. (predecessor by merger to Bank of America, N.A.), as Administrative Agent, First Union National Bank, as Syndication Agent, BankBoston, N.A. (predecessor in interest to Fleet National Bank), as Documentary Agent and the financial institutions listed on Schedule 1 thereto, as Banks ("Banks") (as amended, the "Credit Agreement"); unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning set forth in the Credit Agreement.

Gentlemen:

         Pursuant to Section 5.2 of the Credit Agreement, and subject to the terms and conditions set forth below, the Borrowing Base shall be $180,000,000 effective August 24, 2000 and continuing until the next Redetermination of the Borrowing Base thereafter (the "Pioneer Borrowing Base Increase"). Banks further agree that the Borrowing Base will be increased to $200,000,000 simultaneously with the payment in full of the Burlington Note (as herein defined) and subject to the other terms and conditions set forth herein (the "Burlington Borrowing Base Increase"). Borrower and Banks agree that neither Redetermination provided for herein shall be construed or deemed to be a Special Redetermination for purposes of Section 5.3 of the Credit Agreement.

         The Pioneer Borrowing Base Increase provided for herein is based on, and subject to, the satisfaction of the following conditions:

         (A) Borrower shall have completed the purchase (the "Subject Acquisition") of the properties and interests (collectively, the "Subject Properties") described in that certain Purchase and Sale Agreement (as amended, the "Pioneer PSA") dated as of June 9, 2000, by and between Pioneer Natural Resources USA, Inc., a Delaware corporation, as seller, and Borrower, as purchaser (the Subject Properties to be purchased by Borrower pursuant to such Pioneer PSA to include, without limitation, the Assets under and as defined in such Pioneer PSA), all in accordance with the terms of the Pioneer PSA, and as a result


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Encore Operating, L.P.
As of August 24, 2000
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                  thereof, Borrower shall have acquired good and defensible
                  title to all such Subject Properties, free and clear of all Liens except Permitted Encumbrances.

         (B) Administrative Agent and its counsel shall have completed a review of title to that portion of the Subject Properties that results in Administrative Agent and its counsel having completed a review of not less than seventy percent (70%) of the Recognized Value of all Proved Mineral Interests owned by Borrower after giving effect to the Subject Acquisition, and such review shall not have revealed any condition or circumstance which would reflect that, upon completion of the Subject Acquisition, the representations and warranties contained in Section 8.9 of the Credit Agreement are inaccurate in any respect.

         (C) Administrative Agent and it counsel shall have been provided with, and shall have completed a review of, the environmental reports required by Section 9.13 of the Credit Agreement with respect to the Subject Properties and such review shall not have revealed any condition or circumstance which would reflect that, upon completion of the Subject Acquisition, the representations and warranties contained in Section 8.14 of the Credit Agreement are inaccurate in any respect.

         (D) Administrative Agent shall have been provided with a copy of the Pioneer PSA and all other material documents, instruments and agreements executed and/or delivered by any Credit Party in connection with the Subject Acquisition, together with a certificate from an Authorized Officer of Borrower (or the general partner of Borrower) certifying that such copies are accurate and complete and represent the complete understanding and agreement of the parties with respect to the subject matter thereof.

         (E) All fees and expenses of Administrative Agent and its Affiliates in connection with the Pioneer Borrowing Base Increase shall have been paid, including, without limitation, the payment to Administrative Agent of a fee in the amount of $37,500 for the ratable benefit of the Banks.

         (F) The representations and warranties of each Credit Party contained in the Credit Agreement and the other Loan Papers shall be true and correct in all material respects prior to, and upon completion of, the Subject Acquisition, with the same effect as though such representations and warranties had been made immediately prior to, and immediately upon completion of, the Subject Acquisition or, if such representations and warranties are expressly limited to particular dates, as of such particular dates.



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Encore Operating, L.P.
As of August 24, 2000
Page 3

         (G) Immediately prior to, and immediately upon completion of, the Subject Acquisition, no Default or Event of Default shall have occurred and be continuing.

         The Burlington Borrowing Base Increase provided for herein is based on, and subject to, the satisfaction of the conditions set forth in that certain letter agreement dated effective as of June 1, 2000 by and among Borrower and Banks, and, without limiting the foregoing, the satisfaction of the following conditions:

         (A) Borrower shall have paid in full that certain Purchase Money Note (the "Burlington Note") dated March 1, 2000, payable by Borrower to Burlington Resources Oil & Gas Company ("Burlington") in the original principal amount of US $35,200,000, and such payment in full shall have been made on or before the next Redetermination hereafter.

         (B)      Borrower shall have obtained a full and complete release of
                  (i) that certain Mortgage, Assignment, Security Agreement and Financing Statement dated as of March 1, 2000 executed by Borrower for the benefit of Burlington, and (ii) all Liens encumbering the Mineral Interests described therein.

         (C) All fees and expenses of Administrative Agent and its Affiliates in connection with the Burlington Borrowing Base Increase shall have been paid, including, without limitation, the payment to Administrative Agent of a fee in the amount of $50,000 for the ratable benefit of the Banks.

         (D) No Default or Event of Default shall have occurred which is continuing.

         (E) The representations and warranties of each Credit Party contained in the Credit Agreement and the other Loan Papers shall be true and correct in all material respects prior to, and immediately upon giving effect to, the Burlington Borrowing Base Increase, with the same effect as though said representations and warranties had been made immediately prior to, and immediately after giving effect to, the Burlington Borrowing Base Increase or, if such representations and warranties are expressly limited to particular dates, as of such particular dates.


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Encore Operating, L.P.
As of August 24, 2000
Page 4

         Please evidence your acknowledgment of, and agreement to, the foregoing by executing this letter in the space provided below. This letter may be executed in counterparts, and all parties need not execute the same counterpart. Facsimiles will be effective as originals.

                                       Very truly yours,

                                       BANK OF AMERICA, N.A.,
                                       successor by merger to NationsBank, N.A.


                                       By: /s/ J. SCOTT FOWLER
                                           -------------------------------------
                                           J. Scott Fowler,
                                           Managing Director


                                       FIRST UNION NATIONAL BANK


                                       By: /s/
                                           -------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       FLEET NATIONAL BANK,
                                       formerly BankBoston, N.A.


                                       By: /s/
                                           -------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       THE FROST NATIONAL BANK



                                       By: /s/
                                           -------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------




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Encore Operating, L.P.
As of August 24, 2000
Page 4


                                       COMERICA BANK-TEXAS



                                       By: /s/
                                           -------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       CIBC INC.



                                       By: /s/
                                           -------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       Acknowledged and agreed effective as of
                                       the 24th day of August, 2000

                                       ENCORE OPERATING, L.P.,
                                       a Texas limited partnership

                                       By: EAP Operating, Inc.,
                                       a Delaware corporation,
                                       its sole general partner


                                       By: /s/
                                           -------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------